Exhibit 99.1
Friday, August 19, 2011 Merger information: New FAQs added to Merger website Medco recently launched the Medco Merger Questions mailbox and the Merger Communications website to provide an outlet for your inquires about the company’s proposed merger with Express Scripts and to keep you informed about what’s changing, how and when changes will occur and what it means to you. Many thanks to those of you who’ve taken the time to submit your questions and explore the website. As announced, we’re combining recurring questions into categories, the most important of which we’re posting to the Frequently Asked Questions (FAQ) section on a regular basis. Click here to access the website and view the latest round of FAQs compiled from the Medco Merger Questions mailbox — and please continue to submit new questions/concerns as they arise. The mailbox will be monitored regularly and remain open throughout the merger period. Careful Communications — A Reminder As a reminder, employees are asked to bear in mind that the company is in a period of very tight regulatory control and we must adhere to strict procedures to ensure that when communicating merger-related information to colleagues, clients and members we do not inadvertently breach securities laws and regulations. Therefore: Please refrain from creating your own merger-related messages or Frequently Asked Questions documents for use by any internal or external groups. In addition to the formal internal and external announcements issued on Thursday, July 21, account teams and other groups have received approved materials. Further information will be available on the internal site detailed above. Creating new documents or rewriting materials — including making even seemingly minor changes — could lead to a violation. Please refer any media inquiries about the proposed merger to a member of our Public Affairs staff. Click on the following links to access those names and to re-familiarize yourself with Medco’s policies on media relations and social media (Media relations policy — Social media policy). Your assistance is appreciated.

Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Medco-Express Scripts Merger Agreement – Employee FAQ
Week of August 15, 2011

PART 1 - COMPANIES AND TRANSACTION

QUESTION	ANSWER	DATE POSTED
A-17: What percent of the new company will be owned by Medco shareholders?	When the transaction closes, Medco shareholders will own approximately 40 percent of the new company.	**8/19/2011**

PART 2 - BENEFITS

QUESTION	ANSWER	DATE POSTED
B-10: Will employees be able to retain their Medco life insurance if they leave the company – voluntarily or involuntarily?	Your basic life insurance is convertible within 30 days of leaving the company to an individual policy through Prudential. Rates are determined on an individual basis. Your optional life insurance is portable; the terms of the portability plan may differ from the current program.	**8/19/2011**
B-11: Will United Healthcare medical plans continue to be offered?	The United Healthcare plans will continue to be offered in 2012.	**8/19/2011**
B-12: Should the merger be completed before March 31, 2012, will 2011 accrued vacation carryover time be lost?	No, accrued and unused vacation time will not be lost and remains subject to applicable policies.	**8/19/2011**
B-13: After the merger transaction closes, what happens to the balance in my Healthcare Flexible Spending account if: (a) I am retained as an employee of Express Scripts or (b) I am let go as part of the reorganization?	The merger will not have any impact on your flexible spending account. However, both the flexible spending account for medical expenses and the account for dependent and elder care have very specific rules concerning eligible expenses that are governed by Federal tax law. You are permitted to participate in flexible spending accounts during your period of active employment. If you leave the company for any reason, your participation ends and you can only submit claims incurred through the date your employment ends. In the case of the flexible spending account for medical expenses, you are permitted to make a COBRA election and continue your participation on an after-tax basis (contributions during active employment are made before taxes). In that case, you can also submit claims incurred from your termination date through March 15 of the following year. There is no COBRA	**8/19/2011**

	election for the dependent and elder care account. As we approach open enrollment for 2012 benefits, you should carefully consider your options. You cannot change the amount of your election unless you experience a qualified status change. Please see the applicable summary plan description for more information on your flexible spending account program.	
B-14: What happens to the long-term care insurance benefit if I leave the company?	You may continue this coverage by paying the carrier directly.	**8/19/2011**

PART 3 - STOCK

QUESTION	ANSWER	DATE POSTED
D-12: Can I sell the stock I've acquired through the Employee Stock Purchase Plan (ESPP)?	You may sell shares you have acquired through the ESPP. Medco's insider-trading policies continue to apply. If you are subject to the quarterly blackouts, you must continue to comply with them. If you are not subject to the quarterly blackouts, then you can trade provided you do not possess material, non-public information. Please visit the Compliance homepage for additional information on Medco's insider-trading policies.	**8/19/2011**
D-13: Can I exercise vested stock options?	Yes, you may exercise vested stock options. Medco's insider trading policies continue to apply. If you are subject to the quarterly blackouts, you must continue to comply with them. If you are not subject to the quarterly blackouts, then you can trade provided you do not possess material, non-public information. Please visit the Compliance homepage for additional information on Medco's insider-trading policies.	**8/19/2011**
D-14: If the price of Express Scripts is higher than $52.54 would this result in a higher value than $71.36/share for Medco when the deal is closed?	Yes, Medco shareholders will receive $28.80 in cash and 0.810 Express Scripts shares at the merger closing for each Medco share they hold. The total value Medco shareholders receive will fluctuate — higher or lower — with the fair market value of Express Scripts.	**8/19/2011**

D-15: Is the $28.80 cash per The tax implications of the transaction will 8/19/2011 share of Medco stock be described in the joint proxy considered a capital gain on statement/prospectus that Medco and which I will have to pay tax Express Scripts will file with the Securities after the merger? and Exchange Commission. Medco employee shareholders should carefully review the joint proxy statement/prospectus when it becomes available and then consult with their individual tax advisors regarding the tax implications of the transaction. PART 4 — EMPLOYMENT QUESTION ANSWER DATE POSTED E-8: Will the current non- Your Key Employee Agreement — or other 8/19/2011 compete agreement that we non-competition/non-solicitation signed be enforced if an agreement — remains in effect and does employee leaves the business not change if you leave the company for before or after the merger any reason before or after the merger. closes? E-9: What is the effect of the We are continuing to conduct our 8/19/2011 proposed merger on potential business as usual, consistent with pay increases and achieving our business goals, which promotions? I have heard includes salary increases and promotions these have been “frozen.” as appropriate. PART 5 — CONTINUING OPERATIONS AND INTEGRATION QUESTION ANSWER DATE POSTED G-6: When will the integration Integration planning for a merger of this 8/19/2011 teams be established? scale is, by its nature, a multifaceted effort involving groups from across the company. Integration teams are being established now and they will formally launch in the coming weeks. G-7: Do you have a sense of While planning for integration will occur 8/19/2011 when the integration process between now and the close of the will begin? transaction, implementation will not begin until after the transaction closes.

Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions , Inc. or Express Scripts , Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements . No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates , assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries , and other legal, regulatory and economic developments . We use words such as “anticipates ,” “believes,” “plans ,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates ,” “predicts ,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements . Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals ; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts ; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts . The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It In connection with the proposed merger, Express Scripts , Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts , and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents , because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts , at the SEC’s Internet site (http://www.sec .gov). You will also be able to obtain these documents , free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings .”Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations , 100 Parsons Pond D rive, Franklin Lakes, NJ, 07417, 201-269-3400. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders , as filed with the SEC on Schedule 14A on April 8 , 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders , as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.